Exhibit 10.9
Domestic Employees
Dionex Corporation
Stock Unit Grant Notice
(2004 Equity Incentive Plan)
Dionex Corporation (the “Company”), pursuant to Section 8(c) of the Company’s 2004 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Stock Unit Award covering the number of stock units (the “Stock Units”) set forth below (the “Award”). This Award shall be evidenced by this Stock Unit Grant Notice (the “Grant Notice”) and a Stock Unit Award Agreement (the “Award Agreement”). This Award is subject to all of the terms and conditions as set forth herein and in the applicable Award Agreement and the Plan, each of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan and the Award Agreement. Except as expressly provided in the Award Agreement, in the event of any conflict between the terms of the Award and the Plan, the terms of the Plan shall control.

Participant:

Date of Grant:

Vesting Commencement Date

Number of Stock Units:

Consideration:	Participant’s services to the Company
Vesting Schedule: The Stock Units shall vest in a series of five successive equal annual installments over the five-year period measured from the Vesting Commencement Date; provided that vesting shall cease upon Participant’s termination of Continuous Service.
Delivery Schedule: Delivery of one share of Common Stock for each Stock Unit that vests shall occur on the date that is the earlier of: (i) the fifth anniversary of the Date of Grant, and (ii) Participant’s Separation From Service, provided that delivery may be delayed as provided in Section 4 of the Award Agreement.
Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the award of the Stock Units and the underlying Common Stock issuable thereunder and supersede all prior oral and written agreements on that subject with the exception of Stock Awards previously granted and delivered to Participant under the Plan.

Dionex Corporation		Participant

By:

	Signature		Signature

Title:		Date:

Date:

Attachments: Award Agreement and Plan

Domestic Employees
Dionex Corporation
2004 Equity Incentive Plan
Stock Unit Award Agreement
     Pursuant to the Stock Unit Grant Notice (“Grant Notice”) and this Stock Unit Award Agreement (“Agreement”), Dionex Corporation (the “Company”) has awarded you a Stock Unit Award pursuant to Section 8(c) of the Company’s 2004 Equity Incentive Plan (the “Plan”) for the number of Stock Units as indicated in the Grant Notice (collectively, the “Award”). Defined terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan. Except as expressly provided herein, in the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall control. The details of this Award, in addition to those set forth in the Grant Notice, are as follows.
     1. Grant of Award. This Award represents the right to be issued on a future date the number of shares of Common Stock as indicated in the Grant Notice. As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of shares of Common Stock subject to this Award. This Award was granted in consideration of your services to the Company. Except as otherwise provided herein, you will not be required to make any payment to the Company (other than services to the Company) with respect to your receipt of this Award, the vesting of the Stock Units, or the delivery of the underlying Common Stock.
     2. Vesting. The Stock Units shall vest, if at all, as provided in the Vesting Schedule set forth in your Grant Notice, provided that vesting shall cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the shares credited to the Account that were not vested on the date of such termination will be forfeited to the Company and you will have no further right, title or interest in or to such underlying shares of Common Stock.
     3. Number of Stock Units and Shares of Common Stock.
          (a) The number of Stock Units subject to this Award and the number of shares of Common Stock deliverable with respect to such Stock Units may be adjusted from time to time for Capitalization Adjustments as described in Section 12(a) of the Plan. You shall receive no benefit or adjustment to this Award with respect to any cash dividend or other distribution that does not result from a Capitalization Adjustment as described in Section 12(a) of the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with this Award after such shares have been delivered to you.
          (b) Any additional Stock Units, shares of Common Stock, cash or other property that becomes subject to this Award pursuant to this Section 3 shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Stock Units and Common Stock covered by this Award.

          (c) Notwithstanding the provisions of this Section 3, no fractional Stock Units or rights for fractional shares of Common Stock shall be created pursuant to this Section 3. The Board shall, in its discretion, determine an equivalent benefit for any fractional Stock Units or fractional shares that might be created by the adjustments referred to in this Section 3.
     4. Delivery of Shares of Common Stock.
          (a) Subject to the provisions of this Agreement, in the event one or more Stock Units vest, the Company shall deliver to you one share of Common Stock for each Stock Unit that vests on the date that is the earlier of: (i) the fifth anniversary of the Date of Grant, and (ii) your Separation From Service. However, if a scheduled delivery date falls on a date that is not a business day, such delivery date shall instead fall on the next following business day.
          (b) Notwithstanding the foregoing, if (i) Stock Units are scheduled to be delivered to you due to your Separation From Service, and (ii) you are a “specified employee” of the Company or any affiliate thereof (or any successor entity thereto) within the meaning of Section 409A(a)(2)(B)(i) of the Code on the date of your Separation From Service, then the delivery of any shares covered by this Award shall instead occur on the earlier of: (x) the date that is six months after the date of your Separation From Service, or (y) the date of your death.
          (c) Notwithstanding the foregoing, in the event that you are subject to the Company’s Insider Trading and “Window Period” Policy (or any successor policy) and any shares covered by this Award are scheduled to be delivered on a day (the “Original Delivery Date”) that does not fall during a “window period” applicable to you, as determined by the Company in accordance with such policy, then such shares shall not be delivered on such Original Delivery Date and shall instead be delivered on the first business day of the next occurring “window period” applicable to you but in no event later than 60 days following the Original Delivery Date.
          (d) The form of such delivery (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
          (e) In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue this Award or may substitute a similar stock award for this Award (including but not limited to, an award to acquire the same consideration paid to the stockholders of the Company, as the case may be, pursuant to the Corporate Transaction). A surviving corporation or acquiring corporation may not assume or continue only a portion of this Award or substitute a similar stock award for only a portion of this Award. The terms of any assumption, continuation or substitution shall be set by the Board. In the event of a Corporate Transaction that also qualifies as a Change in Control Transaction and any surviving corporation or acquiring corporation does not assume or continue this Award or substitute a similar stock award for this Award in such Change in Control Transaction, then if your Continuous Service has not terminated prior to the effective time of such Change in Control Transaction, the vesting of this Award shall (contingent upon the effectiveness of such Change in Control Transaction) be accelerated in full to a date prior to the effective time of such Change in Control Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective time of such Change in Control

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Transaction), and the shares subject to the Stock Units shall be delivered to you no later than 60 days following the date of the consummation of such Change in Control Transaction. In the event of a Corporate Transaction that also qualifies as a Change in Control Transaction and any surviving corporation or acquiring corporation does not assume or continue this Award or substitute a similar stock award for this Award in such Change in Control Transaction, then if your Continuous Service has terminated prior to the effective time of such Change in Control Transaction, the vesting of this Award shall not be accelerated, and this Award shall terminate at or prior to such effective time. The foregoing provision shall supersede Section 12(c) of the Plan regarding this Award.
     5. Securities Law Compliance. You may not be issued any Common Stock under this Award unless either (i) the shares of Common Stock are then registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. This Award must also comply with other applicable laws and regulations governing this Award, and you shall not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.
     6. Restrictive Legends. The Common Stock issued under this Award shall be endorsed with appropriate legends, if any, determined by the Company.
     7. Transfer Restrictions. This Award is not transferable, except by will or by the laws of descent and distribution. In addition to any other limitation on transfer created by applicable securities laws, you agree not to assign, hypothecate, donate, encumber or otherwise dispose of any interest in any of the shares of Common Stock subject to the Award until the shares are issued to you in accordance with Section 4 of this Agreement. After the shares have been issued to you, you are free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein and applicable securities laws. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Agreement.
     8. Award not a Service Contract. This Award is not an employment or service contract, and nothing in this Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Affiliate, or on the part of the Company or any Affiliate to continue such service. In addition, nothing in this Award shall obligate the Company or any Affiliate, their respective stockholders, boards of directors or employees to continue any relationship that you might have as an Employee or Consultant of the Company or any Affiliate.
     9. Unsecured Obligation. This Award is unfunded, and even as to any Stock Units which vest, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Common Stock pursuant to this Agreement. You shall not have voting or any other rights as a stockholder of the Company with respect to the Common Stock acquired pursuant to this Agreement until such Common Stock is issued to you pursuant to Section 4 of this Agreement. Upon such issuance, you will obtain full voting and other rights as

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a stockholder of the Company with respect to the Common Stock so issued. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
     10. Withholding Obligations.
          (a) On or before the time you vest in your Stock Units or receive a distribution of Common Stock pursuant to this Award, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the Common Stock issuable to you and otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with this Award (the “Withholding Taxes”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to this Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company; (ii) causing you to tender a cash payment; or (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with this Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to pursuant to Section 4) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.
          (b) Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any Common Stock.
          (c) In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
     11. Notices. Any notices required to be given or delivered to the Company under the terms of this Award shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to you shall be in writing and addressed to your address as on file with the Company at the time notice is given. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
     12. Headings. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

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     13. Amendment. This Agreement may be amended only by a writing executed by the Company and you which specifically states that it is amending this Agreement. Notwithstanding the foregoing, this Agreement may be amended solely by the Company by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Company reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of this Award which has not been delivered to you in Common Stock pursuant to Section 3.
     14. Miscellaneous.
          (a) The rights and obligations of the Company under this Award shall be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.
          (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of this Award.
          (c) You acknowledge and agree that you have reviewed this Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting this Award and fully understand all provisions of this Award.
          (d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
          (e) All obligations of the Company under the Plan and this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
     15. Governing Plan Document. This Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of this Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. The Company shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board shall be final and binding upon you, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

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     16. Effect on Other Employee Benefit Plans. The value of this Award subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.
     17. Choice of Law. The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of California without regard to such state’s conflicts of laws rules.
     18. Severability. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
     19. Other Documents. You hereby acknowledge receipt or the right to receive a prospectus providing the information required by Rule 428(b)(1) promulgated under the Securities Act. In addition, you acknowledge that you have read and understand and agree to abide by the terms of the Company’s Insider Trading and “Window Period” Policy.
     20. Definitions. For purposes of this Agreement, the following definitions shall apply:
          (a) “Change in Control Transaction” shall mean either of the following:
               (i) The acquisition, by a person or persons acting as a group, of the stock of the Company that, together with other stock held by such person or group, constitutes 50% or more of the total fair market value or total voting power of the Company; provided, however, (i) if a person or persons acting as a group is considered to own 50% or more of the total voting power of the Company as of the Date of Grant specified in your Grant Notice, the acquisition of additional stock by the same person or persons shall not constitute a Change in Control Transaction; (ii) an increase in the percentage of stock owned by a person or persons acting as a group as a result of a transaction in which the Company acquires its own stock in exchange for property shall be treated as an acquisition of stock for purposes of this Section; (iii) such acquired stock of the Company remains outstanding after the transaction; and (iv) for purposes of this Section, “persons acting as a group” shall be determined by reference to Treas. Reg. Section 1.409A-3(i)(5)(v)(B).
               (ii) The acquisition, within a twelve month period ending on the date of the most recent acquisition, by a person or persons acting as a group, of the Company’s assets having a total gross fair market value (determined without regard to any liabilities associated with such assets) of 40% or more of the total gross fair market value of all of the assets of the Company (determined without regard to any liabilities associated with such assets) immediately prior to such acquisition or acquisitions; provided, however, that a Change in Control

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Transaction shall not occur (i) upon a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer; (ii) if such assets are transferred to a stockholder of the Company immediately before the asset transfer in exchange for Company stock; (iii) if such assets are transferred to an entity of which 50% or more of the total value or voting power is owned, directly or indirectly, by the Company (as determined immediately after the transfer of such assets); (iv) if such assets are transferred to a person or persons acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all of the outstanding stock of the Company (as determined immediately after the transfer of such assets); or (v) if such assets are transferred to an entity of which at least 50% of the total value or voting power is owned, directly or indirectly, by a person described in foregoing clause (iv) (as determined immediately after the transfer of such assets); provided, further, that for purposes of this Section, “persons acting as a group” shall be determined by reference to Treas. Reg. Section 1.409A-3(i)(5)(vii)(C).
          (b) “Separation From Service” shall mean your “separation from service” with the Company within the meaning of Treas. Reg. Section 1.409A-1(h) (without regarding to any alternative definitions therein).
* * * * *
     This Stock Unit Award Agreement shall be deemed to be signed by the Company and you upon your signing of the Grant Notice.

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Dionex Corporation
2004 Equity Incentive Plan